                                                                Exhibit 3.19

                           STATE OF SOUTH CAROLINA
                              SECRETARY OF STATE
                          ARTICLES OF INCORPORATION
                                      OF
                            BUSH RIVER CORPORATION

     For Use By             (File This Form in         This Space For Use By
The Secretary of State      Duplicate Originals)       The Secretary of State
File No. D45169
Fee Paid 5.00         (Sect. 12-14.3 of 1962 Code)      /s/ John T. Campbell
R. N. 6125                                            --------------------------
Date 8-29-80                                                 [ILLEGIBLE]
                                                                FILED
                                                             AUG 29 1980
                                                      AM                      PM
                                                      7 8 9 10 11 12 1 2 3 4 5 6

1.  The name of the proposed corporation is Bush River Corporation

2.  The initial registered office of the corporation is 1733 Bush River Road
                                                        --------------------
                                                         Street and Number
    located in the city of Columbia, county of Lexington and the State of South Carolina and the name of its initial registered agent at such address is
    J. C. Williamson

3.  The period of duration of the corporation shall be perpetual (xxxxxxxxxxxx)x

4.  The corporation is authorized to issue shares of stock as follows:

    CLASS OF SHARES   AUTHORIZED NO. OF SHARE'S VALUE      PAR VALUE
    ---------------   -------------------------------      ---------
    Common                      100,000                      1.00

    ________________  _______________________________  _________________

    ________________  _______________________________  _________________

    ________________  _______________________________  _________________

    ________________  _______________________________  _________________

    ________________  _______________________________  _________________

    If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

5.  Total authorized capital stock $100,000.00

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 1 and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

William S. Nelson, II                      1310 Lady Street, Columbia, SC 29201
-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

-------------------------                  ------------------------------------
         Name                                           Address

8. The general nature of the business for which the corporation is organized is (It is not necessary to set forth in the purposes powers enumerated in Section 2.2) (12--12.2 Supplemental Code 1962)

To own and operate a snack bar and lounge located at or in the Columbia Bowling Center at 1733 Bush River Road near Columbia, South Carolina, or at any other location and to sell any and all types of food and drink including alcoholic beverages of all types and nature. To engage in such other types and kinds of business as the Board of Directors of the corporation may from time to time deem advisable; and, to do any and all other such things necessary and incidental in order to accomplish the foregoing purposes.


9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:


     None


10. The name and address of each incorporator is:

        Name           Street & Box No.            City      County        State
William S. Nelson, II  1310 Lady Street          Columbia   Richland   South Carolina
                       P. O. Box 31070                                     29201
                       Columbia, SC 29211


                                                /s/ William S. Nelson, II
                                           -------------------------------------
                                               (Signature of Incorporator)

Date  August 28, 1980
     ----------------------------                  William S. Nelson, II
                                           -------------------------------------
                                                   (Type or Print Name)


                                           -------------------------------------
                                               (Signature of Incorporator)


                                           -------------------------------------
                                                    (Type or Print Name)


                                           -------------------------------------
                                               (Signature of Incorporator)


                                           -------------------------------------
                                                   (Type or Print Name)

STATE OF SOUTH CAROLINA
                              )   ss:
COUNTY OF RICHLAND

    The undersigned William S. Nelson, II do hereby certify that they are the incorporators of Bush River Corporation corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

                                               /s/ William S. Nelson, II
                                        ----------------------------------------
                                              (Signature of Incorporator)


                                        ----------------------------------------
                                              (Signature of Incorporator)


                                        ----------------------------------------
                                              (Signature of Incorporator)
                                             (Each Incorporator Must Sign)

                             CERTIFICATE OF ATTORNEY

11. I, Ralston B. Vanzant, II, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1952, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.


Date August 28, 1980                         /s/ Ralston B. Vanzant, II
     ----------------------------       ----------------------------------------
                                                     (Signature)


                                                Ralston B. Vanzant, II
                                        ----------------------------------------
                                                 (Type or Print Name)


                                        Address   Post Office Box 11070
                                                --------------------------------

                                                  Columbia, South Carolina 29211
                                        ----------------------------------------


SCHEDULE OF FEES
(Payable at time of filing Articles of With Secretary of State)

    Fee for filing Articles .......................... $       5.00
    In addition to the above, $.40 for each
    $1,000.00 of the aggregate value of shares
    which the Corporation is authorized to
    issue, but in no case less than .................        40.00
    nor more than ....................................     1,000.00


NOTE. THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR
      FILING.

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                                                                     /s/ John T. Campbell
                                                                  --------------------------
                                                                          [ILLEGIBLE]
                                                                             FILED
                      NOTICE OF CHANGE OF REGISTERED OFFICE               JUL 03 1989
                           OR REGISTERED AGENT OR BOTH            AM                      PM
                               OF A SOUTH CAROLINA                7 8 9 10 11 12 1 2 3 4 5 6  1973
                             OR FOREIGN CORPORATION               89-009894/89-007894 16.12.00 [ILLEGIBLE]
                                                                             07-03-89 PHT:$10.00
                                                                  SECT OF STATE OF SOUTH CAROLINA

   Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1. The name of the corporation is  Bush River Corporation

2. The corporation is (complete either a or b, whichever is applicable):

   a. a domestic corporation incorporated in South Carolina on August 29, 1980,
   or
   b. a foreign corporation incorporated in __________________ on _____________,
                                                 (State)            (Date)
   and authorized to do business in South Carolina on _____________________.
                                                              (Date)

3. The street address of the current registered office in South Carolina is 1733 Bush River Road in the city of Columbia, South Carolina 29210
     (Street & Number)                                         (Zip Code)

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is c/o C T Corporation System, 75 Beattie Place, Two Shelter Centre in the city of Greenville South Carolina
            (Street & Number)
     29801
   (Zip Code)

5. The name of the present registered agent is J. C. Williamson

6. If the current registered agent is to be changed, the name of the successor registered agent is C T Corporation System.
   * I hereby consent to the appointment as registered agent of the corporation:

                              /s/ Richard T. Rizzi
                              --------------------
                      (Signature of New Registered Agent)
                     RICHARD T. RIZZI, Assistant Secretary

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)):
   ____________________________.


* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 21st day of June, 1989.


                                                Bush River Corporation
                                              ----------------------------------
                                                     (Name of Corporation)


                                          By: /s/ B. W. Armstrong
                                              ----------------------------------


                                                  B. W. Armstrong, President
                                              ----------------------------------
                                                (Type or Print Name and Title)


                               FILING INSTRUCTIONS

1. Two copies of this form, the original or either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filling this document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                Form Approved by South Carolina
                                                Secretary of State 1/89

                                                          /s/ Jim Miles        4
                                                         SECRETARY OF STATE
                                                                FILED
                                                             MAR 06 2002
                                                      AM                      PM
                                                      7 8 9 10 11 12 1 2 3 4 5 6

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                             BUSH RIVER CORPORATION

Pursuant to Section 33-10-106 of the South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Bush River Corporation.

2.   The date of incorporation is August 29, 1980.

3. The agent's name and address CT Corporation System, 75 Beattie Place, Two Shelter Centre, Greenville, South Carolina 29601.

4. On December 13, 2001, the corporation adopted the following amendment adding the following new Article 11 to the Corporation's Articles of
     Incorporation:

     II. Notwithstanding anything herein to the contrary, the Corporation shall not be authorized to issue non-voting equity securities of any class, series or other designation to the extent prohibited by Section 1123(a)(6) of title 11 of the United States Bankruptcy Code (the "Bankruptcy Code"); provided, however, that the foregoing restriction shall (i) have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (ii) only have such force and effect so long as such
     Section 1123(a)(6) is in effect and applies to the Corporation and (iii) be deemed void or eliminated if required under applicable law.

5. The amendment was adopted by shareholder action. The outstanding shares were not divided into classes, and the amendment was adopted by the sole shareholder of all 18.895.1919193838 outstanding shares of the common stock of the Corporation entitled to vote.


                                 BUSH RIVER CORPORATION

February [ILLEGIBLE], 2002       By:   /s/ Christopher F. Caesar
                                       --------------------------------
                                       Name: Christopher F. Caesar
                                       Title: President